Exhibit 10.10.1.1

TRINITY INDUSTRIES, INC.

NON-QUALIFIED STOCK OPTION TERMS

AND CONDITIONS AS OF December 6, 2005

Unless otherwise prescribed by the Human Resources Committee of the Board of Directors of Trinity Industries, Inc. (the “Committee”), the following Terms and Conditions shall be applicable to Non-Qualified Stock Option awards by Trinity Industries from and after May 10, 2004 and shall be incorporated by reference into all Non-Qualified Stock Option Agreements. As used herein, the terms “this option, the option, option granted herein, or option granted hereunder” mean options granted from time to time pursuant to a Notice of Grant of Stock Options and Non-Qualified Stock Option Agreement into which these Terms and Conditions are incorporated.

l. Grant of Option. Subject to the terms and conditions of the Trinity Industries, Inc. 2004 Stock Option and Incentive Plan (the “2004 Plan”), the Company will grant from time to time to the Optionee options to purchase from the Company the $1.00 par value Common Stock of the Company over a period of time. The price per share (the “Exercise Price”), the total number of shares subject to option (the “Optioned Shares”), and the periods of time during which such Optioned Shares may be purchased are as set forth in a separate Notice of Grant of Stock Options and Non-Qualified Stock Option Agreement into which these Terms and Conditions are incorporated and made a part thereof.

The options granted hereunder are not intended to constitute incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time.

2. Manner of Exercising Option. The option granted herein shall be exercised by the Optionee only in the State of Texas at the principal office of the Company by:

(a) Delivering to the Controller of the Company a written notice specifying the number of Optioned Shares the Optionee then desires to purchase, which written notice shall be in substantially the following form and shall be signed by the Optionee:

“To Trinity Industries, Inc.:

I hereby exercise my option to purchase from Trinity Industries, Inc. (the “Company”) at Dallas, Texas             shares of its Common Stock in accordance with the Company’s 2004 Stock Option and Incentive Plan and in accordance with my Non-Qualified Stock Option Agreement dated [ the date of the Agreement ] and hereby tender in payment therefore cash and/or stock in the amount of, and/or with an aggregate value equal to $            , being $             per share.

“(Name of Optionee)”

“(Date)”

(b) Tendering the full exercise price of such Optioned Shares either: (1) in cash (including check, bank draft, or money order); or (2) by the delivery of shares of Common Stock of the Company already owned by the Optionee; or (3) tendering shares of Common Stock of the Company owned by the Optionee by delivery of a completed and signed Trinity Industries, Inc. “Stock Option Exercise Attestation Form”; (4) by providing herewith an order for a designated broker to sell part or all of the Optioned Shares and deliver sufficient proceeds to the Company to pay the full exercise price of the Optioned Shares; or (5) by a combination of items b(1), b(2), b(3) or b(4) above .

(c) Tendering the amount of any federal, state, or local tax required to be withheld by the Company due to the exercise of an option granted hereunder which shall be satisfied, at the election of the Optionee but subject to change by the Human Resources Committee, (the “Committee”), either (a) by payment by the Optionee to the Company of the amount of such withholding obligation in cash (the “Cash Method”), or (b) through the retention by the Company of a number of shares of Common Stock out of the Shares being purchased through the exercise of the option having a fair market value equal to (i) the amount of the minimum withholding obligation and (ii) at the election of the Optionee and in accordance with Company policy if effect at the time, a portion or all of the amount of the federal, state or local or other taxes over the required minimum withholding obligation of the Company up to the maximum marginal tax rate for such taxes in connection with the exercise of the option(the “Share Retention Method”). The amount equal to the fair market value of the shares withheld shall be remitted by the Company to the appropriate taxing authorities.

Shares of Common Stock of the Company delivered or tendered to exercise the option must be held for at least six months prior to the date of exercise of the option if the shares were acquired by previous exercise of a stock option or by vesting of Restricted Stock or Restricted Stock Units. Shares acquired by methods other than exercise of a stock option (e.g. open market purchase, gift, etc.) do not have the six month holding requirement.

As soon as practicable after such exercise of the option in whole or in part by the Optionee, the Company will deliver to the Optionee or for the account of the Optionee a certificate or certificates for the number of shares with respect to which the option shall be so exercised minus the number of shares to be withheld, if any, issued in the Optionee’s name. Each purchase of stock hereunder shall be a separate and divisible transaction and a complete contract in and of itself.

3. Compliance with Securities and Other Laws. The Company shall not be required to sell or issue shares of Common Stock under option if the issuance thereof would constitute a violation by either the Optionee or the Company of any provision of any law or regulation of any governmental authority or any national securities exchange. As a condition of any sale or issuance of the shares of Common Stock under option, the Company may place legends on shares, issue stop transfer orders and require such agreements or undertakings from the Optionee as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including, if the Company or its counsel deems it appropriate, representations from the Optionee that the Optionee is acquiring the shares of Common Stock solely for investment and not with a view to distribution and that no distribution of such shares acquired by the Optionee will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

4. Early Termination of Option. Unless otherwise determined by the Committee and subject to the provisions of Section 7 hereof, in the event that the Optionee ceases to be an officer, director, or employee of the Company or an Affiliate of the Company for any reason, this option shall terminate completely as to all shares with respect to which the Optionee was not entitled, under the terms hereof, to purchase at the date of such cessation of service. However, to the extent that this option could have been exercised at the date of cessation of service and the Optionee could have purchased shares, under the terms hereof, at the date of such cessation of service, then this option shall continue with respect to those shares which the Optionee could have purchased and had not purchased, under the terms hereof, at the date of such cessation of service only to the extent set forth below.

For purposes hereof, the terms “Disability”, “Retirement” and “Change in Control” shall have the meaning set forth in the 2004 Plan, as may be amended from time to time.

(a) Unless otherwise determined by the Committee, if the Optionee ceases to be an officer, director, or employee of the Company or an Affiliate by reason of the fact that the Optionee is discharged for cause, as determined solely and exclusively by the Committee, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited at the time of the Optionee’s discharge for cause.

(b) Unless such periods are otherwise extended by the Committee, if the Optionee ceases to be an officer, director, or employee of the Company or an Affiliate by reason of the Optionee’s resignation, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited ten (10) days after the date of the Optionee’s resignation; except that in case the Optionee shall die within ten (10) days after the date of resignation, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (l2) months from the date of resignation to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

(c) Unless such periods are otherwise extended by the Committee, if the Optionee ceases to be an officer, director, or employee of the Company or an Affiliate by reason of the Optionee’s Retirement, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited thirty-six (36) months after the date of the Optionee’s Retirement; except that in case the Optionee shall die within thirty-six (36) months after the date of Retirement, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (l2) months from the date of death to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

(d) Unless such periods are otherwise extended by the Committee, if the Optionee ceases to be an officer, director, or employee of the Company or an Affiliate by reason of the Optionee’s Disability, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited three (3) months after the date that the Optionee ceased to be an officer, director, or employee of the Company or an Affiliate; except that in case the Optionee shall die within three (3) months after the Optionee ceases to be an officer, director, or employee pursuant to the provisions of this paragraph (d), the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (l2) months from such cessation of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

(e) Unless such periods are otherwise extended by the Committee, if the Optionee ceases to be an officer, director, or employee of the Company or an Affiliate by reason of death, the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (l2) months from the termination of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

(f) Unless such periods are otherwise extended by the Committee, if the Optionee ceases to be an officer, director, or employee of the Company or an Affiliate for any reason other than discharge for cause, resignation, Retirement, Disability, or death, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited three (3) months after the date that the Optionee ceased to be an officer, director, or employee of the Company or an Affiliate; except that in case the Optionee shall die within three (3) months after the Optionee ceases to be an officer, director, or employee pursuant to the provisions of this paragraph (f), the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall have the right up to twelve (l2) months from such cessation of service to exercise any such option to the extent that the option was exercisable prior to death and had not been so exercised.

(g) Despite the provisions of paragraphs (b), (c), (d), (e), and (f) of this Section 4, no option shall be exercisable under any condition after the date or dates specified in Section l.

5. Nontransferability of Option. Except as provided in the 2004 Plan, this option shall not be transferable otherwise than by will or the laws of descent and distribution, and this option may be exercised, during the lifetime of the Optionee, only by the Optionee. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of this option contrary to the provisions hereof, or the levy of any execution, attachment, or similar process upon this option shall be null and void and without effect.

6. Adjustments upon Changes in Capitalization. The Committee may make adjustments in the number of shares subject to option for any subdivision or consolidation of shares of Common Stock of the Company as provided in the 2004 Plan.

Except as expressly provided in the 2004 Plan and in Section 7 hereof, Optionee shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger, or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Optioned Shares or the Exercise Price.

The granting of this option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell, or transfer all or any part of its business or assets.

7. Vesting of Option.

(a) The option granted hereunder may only be exercised to the extent that the Optionee is vested in such option. The Optionee shall vest in the option granted hereunder in accordance with the schedule specified in Section l. This option vesting schedule will be accelerated at the discretion of the Committee as provided in the 2004 Plan or in the event the provisions of paragraphs (b) or (c) of this Section 7 apply.

(b) If the Optionee ceases to be an officer, director, or employee of the Company or an Affiliate by reason of death, Disability, or Retirement, or in the event of a Change in Control of the Company, the Optionee or the personal representatives, heirs, legatees, or distributees of the Optionee, as appropriate, shall become fully vested in the option granted hereunder and shall have the immediate right to exercise such option to the extent not previously exercised.

(c) In the event of the dissolution or liquidation of the Company, the option granted hereunder shall terminate as of a date to be fixed by the Board of Directors, provided that not less than thirty (30) days’ written notice of the date so fixed shall be given to the Optionee and the Optionee shall have the right during such period to exercise the option even though the option would not otherwise be exercisable under the option vesting schedule. At the end of such period, any unexercised option shall terminate and be of no further effect.

8. No Rights of a Stockholder or of Continued Employment or of Grant of Additional Options. Optionee shall not have any of the rights of a stockholder of the Company with respect to the Optioned Shares except to the extent that one or more certificates for Optioned Shares shall have been delivered to Optionee, or Optionee has been determined to be a stockholder of record by the Company’s Transfer Agent, upon due exercise of the option. Further, nothing herein shall confer upon Optionee any right to remain in the employ or continue as a director of the Company or one of its Affiliates, and nothing herein shall be construed in any manner to interfere in any way with the right of the Company or its Affiliates to terminate the Optionee’s employment or directorship at any time. Further, nothing herein shall confer upon Optionee any right to receive any future grants of options.

9. Substitution for Stock Appreciation Rights. As provided in the 2004 Plan, the Committee, at any time when the Company is subject to fair value accounting for equity-based compensation granted to its employees and/or directors, shall have the right to substitute Stock Appreciation Rights for outstanding Options granted to Optionee, provided the substituted Stock Appreciation Rights call for settlement by the issuance of Shares, and the terms and conditions of the substituted Stock Appreciation Rights are equivalent to the terms and conditions of the Options being replaced, as determined by the Committee.

10. Interpretation by the Committee. The administration of the Company’s 2004 Plan has been vested in the Committee, and all questions of interpretation and application of these Terms and Conditions and the Notice of Grant of Stock Options and Non-Qualified Option Agreement shall be subject to the determination by a majority of such Committee members, which determination shall be final and binding on Optionee.

11. Confidentiality. The option granted hereunder is to be treated as STRICTLY CONFIDENTIAL. An Optionee who shares information regarding the option granted hereunder with other employees or outside persons, other than as required to comply with applicable laws or as necessary to manage his or her personal finances, is subject to the option granted hereunder being forfeited upon a determination by the Human Resources Committee that the Optionee has violated this Section.

12. Policy for Repayment on Restatement of Financial Statements. The option granted hereunder is subject to cancellation upon a determination by the Human Resources Committee pursuant to the Policy for Repayment on Restatement of Financial Statements in effect at the time of such determination, which Policy is incorporated herein by reference.

13. Option Subject to Stock Option Plan. In case of any conflict between these Terms and Conditions, the Notice of Grant of Stock Options and Non-Qualified Option Agreement and the 2004 Plan, the terms, conditions and provisions of the 2004 Plan shall be controlling.

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